UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Fixed Income Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Global Fixed Income Fund

ANNUAL REPORT December 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Fixed Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Global Fixed Income Fund (formerly, Dreyfus/Standish Global Fixed Income Fund), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by portfolio managers David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, of Mellon Investments Corporation (formerly, BNY Mellon Asset Management North America Corporation), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Global Fixed Income Fund (formerly, Dreyfus/Standish Global Fixed Income Fund) Class A shares achieved a total return of 8.06%, Class C shares returned 7.25%, Class I shares returned 8.33% and Class Y shares returned 8.39%.1 In comparison, the Bloomberg Barclays Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of 8.22% for the same period.2

Global bond markets posted positive returns during the period, amid low interest rates and accommodative central bank policies. The fund’s relative performance versus the Index was mainly due to successful security selection and asset allocation decisions.

The Fund’s Investment Approach

The fund seeks to maximize total return, while realizing a market level of income consistent with preserving principal and liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar- and non-U.S. dollar-denominated, fixed-income securities of governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, notes, mortgage-related securities, asset-backed securities, floating rate loans (limited to up to 20% of the fund’s net assets) and other floating rate securities and Eurodollar and Yankee dollar instruments. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund may invest up to 25% of its assets in emerging markets generally and up to 7% of its net assets in any single, emerging-market country.

We focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest-rate forecasting. We look for fixed-income securities with the potential for credit upgrades, unique structural characteristics or innovative features. We select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, by focusing on sectors and individual securities that appear to be relatively undervalued, and by actively trading among sectors.

Supportive Central Bank Policies Bolster Returns

Bonds produced strong returns over the 12-month period, in an environment of moderate economic growth and supportive policies from the U.S. Federal Reserve (the “Fed”), and other central banks around the world. Prior to the start of 2019, concerns over tightening in the face of unsupportive data by the Fed, and the conclusion of quantitative easing programs by the European Central Bank (ECB) and Bank of Japan (BOJ) roiled fixed-income markets. In January 2019, the environment turned a corner when Chairman Powell made comments that the Fed would be patient and flexible with the pace of future interest-rate increases. Soon after, the ECB and the BOJ made statements indicating they would continue to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

support growth if needed, and that rates would likely stay lower for longer. This reassured investors, as did progress toward a trade resolution between the U.S. and China. Rates generally fell during the period, supporting Treasury returns. After significant widening of spreads at the end of 2018, tightening occurred across many asset classes during the period, allowing risk assets to perform well, with corporate debt leading the broader market. In May, equity markets sputtered due to resurfacing trade issues, causing investors to seek safe-haven assets, depressing yields and providing an additional boost to fixed-income market values. The Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates during its May meeting.

However, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the fed funds rate. It did so three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Rates across the Treasury curve fell, and the curve continued its flattening trend with portions of the yield curve inverting during the middle of the period. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of the year.

Successful Security Selection and Allocation Bolstered Fund Performance

The fund’s performance relative to the Index was helped by security selection and asset allocation decisions. A position in General Electric performed well. Investors have reacted favorably to recent governance changes at the organization, leading to spread tightening. The CEO made comments which caused investors to believe the bonds might be called, and they continued to rally. High-quality, European corporate, agency and covered bonds also worked to boost relative performance. Prices of these bonds fell early in January 2019 when it looked as though the ECB would not maintain its accommodative stance. During this time, we increased the portfolio’s allocation to these bonds. After the ECB pivoted, valuations on these bonds rose, contributing to strong performance. Selections within emerging-markets sovereign debt were also favorable. Frontier markets such as Kenya and Ghana provided a tailwind to performance, as did euro-denominated bonds from Senegal. Among bonds denominated in local currencies, Russia was a standout performer. In addition, allocations to and yield curve positioning among European-periphery countries, such as Greece, Spain, Italy and Cyprus, also contributed positively to results.

Conversely, a position in inflation-linked notes underperformed in the low-inflation environment. An overweight allocation to securitized products such as asset- and mortgage-backed securities also provided a headwind to results. These sectors produced positive absolute returns and excess return over Treasuries during the 12 months, but underperformed corporate debt, and thus the broader market, during the period. Lastly, the underweight allocation to the U.S. dollar, which rallied during the period, also constrained results.

Constructively Positioned and Cautiously Optimistic

We are cautiously optimistic regarding a continued rate of moderate economic growth. Stabilization of trade rhetoric may help stoke growth rates outside of the U.S. We believe this may be favorable for risk assets. However, as of the end of the period, we were reducing corporate credit exposure in the portfolio, as we thought spreads were tight and left little room for continued price appreciation. We have overweight exposure to structured products, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities, as we believe the valuations on these instruments look relatively cheap when compared to corporate debt. We have an overweight allocation to emerging-market credit, but in a highly selective fashion. The goal is to select countries that are poised to maintain an accommodative monetary stance, and that have stable growth rates. Examples of this currently include China, South Korea and Russia. We have an underweight allocation to developed-market sovereign debt, as we expect that growth may pick up as trade tensions ease. This may lead to rising interest rates. In addition, we think it’s possible that labor cost pressures may continue to mount, given the low U.S. unemployment rate. This could stoke inflation, which may increase the value of inflation-linked notes.

January 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: FactSet. — The Bloomberg Barclays Global Aggregate Index (Hedged) is a flagship measure of global, investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized, fixed-rate bonds from both developed- and emerging-market issuers. Currency exposure is hedged to the U.S. dollar. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Fixed Income Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays Global Aggregate Index (Hedged) (the “Index”).

†  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Global Fixed Income Fund on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Fixed Income Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays Global Aggregate Index (Hedged) (the “Index”).

† Source: FactSet

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Fixed Income Fund on 12/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	12/2/09	3.19%	1.50%	3.28%
without sales charge	12/2/09	8.06%	2.44%	3.76%
Class C shares
with applicable redemption charge †	12/2/09	6.25%	1.70%	3.00%
without redemption	12/2/09	7.25%	1.70%	3.00%
Class I shares	1/1/94	8.33%	2.75%	4.06%
Class Y shares	7/1/13	8.39%	2.79%	4.10%	††
Bloomberg Barclays Global Aggregate Index ( Hedged )		8.22%	3.57%	4.08%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Fixed Income Fund from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.96	$7.76	$2.54	$2.29
Ending value (after expenses)	$1,016.60	$1,013.20	$1,018.30	$1,018.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.97	$7.78	$2.55	$2.29
Ending value (after expenses)	$1,021.27	$1,017.49	$1,022.68	$1,022.94

†Expenses are equal to the fund’s annualized expense ratio of .78% for Class A, 1.53% for Class C, .50% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2019

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0%
Australia - 1.2%
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	37,050,000		31,527,493
Driver Australia Four Trust, Ser. 4, Cl. A, 1 Month BBSW +.95%	AUD	1.81	8/21/2025	424,594	[b]	298,088
Driver Australia Six Trust, Ser. 6, Cl. A, 1 Month BBSW +.90%	AUD	1.76	12/21/2027	11,003,870	[b]	7,711,618
Driver Australia Three Trust, Ser. 3, Cl. A, 1 Month BBSW +1.70%	AUD	2.56	5/21/2024	837,008	[b]	588,152
					40,125,351
Belgium - 2.2%
Kingdom of Belgium, Unscd. Bonds, Ser. 74	EUR	0.80	6/22/2025	22,900,000	[c]	27,199,808
Kingdom of Belgium, Unscd. Bonds, Ser. 78	EUR	1.60	6/22/2047	32,880,000	[c]	43,774,094
					70,973,902
British Virgin - .4%
Sinopec Group Overseas Development, Gtd. Notes		2.50	8/8/2024	12,840,000	[c]	12,897,670
Canada - 2.9%
Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Cl. A4		2.29	1/19/2022	6,275,000	[c]	6,281,712
CNH Capital Canada Receivables Trust, Ser. 2017-1A, Cl. A2	CAD	1.71	5/15/2023	3,840,257	[c]	2,946,193
Enbridge, Gtd. Notes		4.00	11/15/2049	7,900,000	[d]	8,238,457
Ford Auto Securitization Trust, Ser. 2017-R2, Cl. A2	CAD	1.42	4/15/2021	310,818		239,303
Ford Auto Securitization Trust, Ser. 2017-R5A, Cl. A3	CAD	2.38	3/15/2023	4,550,000	[c]	3,509,585
Ford Auto Securitization Trust, Ser. 2018-AA, Cl. A3	CAD	2.71	9/15/2023	8,175,000	[c]	6,340,811
Ford Auto Securitization Trust, Ser. 2018-BA, Cl. A3	CAD	2.84	1/15/2024	10,425,000	[c]	8,112,642
Ford Auto Securitization Trust, Ser. 2019-BA, Cl. A2	CAD	2.32	10/15/2023	11,150,000	[c]	8,592,253
GMF Canada Leasing Trust, Ser. 2017-1A, Cl. A3	CAD	2.47	9/20/2022	2,663,664	[c]	2,052,204
Golden Credit Card Trust, Ser. 2018-4A, Cl. A		3.44	10/15/2025	8,500,000	[c]	8,868,220
MBarc Credit Canada, Ser. 2019-AA, Cl. A3	CAD	2.72	10/16/2023	8,405,000	[c]	6,516,488
Province of Ontario Canada, Sr. Unscd. Notes	CAD	2.65	2/5/2025	10,500,000		8,318,089
Royal Bank of Canada, Sr. Unscd. Notes		2.55	7/16/2024	8,700,000		8,831,700

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Canada - 2.9% (continued)
Silver Arrow Canada, Ser. 2018-1A, Cl. A3	CAD	3.17	8/15/2025	14,450,000	[c]	11,285,811
Teck Resources, Sr. Unscd. Notes		6.25	7/15/2041	1,870,000		2,142,716
					92,276,184
Cayman Islands - .8%
Allegro CLO III, Ser. 2015-1A, Cl. AR, 3 Month LIBOR +.84%		2.78	7/25/2027	7,990,524	[b,c]	7,992,072
Barings CLO, Ser. 2013-IA, Cl. AR, 3 Month LIBOR +.80%		2.77	1/20/2028	5,530,000	[b,c]	5,527,257
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	2,045,000		2,365,450
CK Hutchison Finance 16 II, Gtd. Bonds	EUR	0.88	10/3/2024	5,185,000		5,914,154
DP World Crescent, Sr. Unscd. Notes		3.75	1/30/2030	2,575,000		2,609,907
					24,408,840
Chile - .4%
Bonos de la Tesoreria de la Republica en pesos, Bonds	CLP	4.50	3/1/2021	8,890,000,000		12,186,668
China - 3.5%
China, Unscd. Bonds, Ser. 1827	CNY	3.25	11/22/2028	610,600,000		88,551,939
China Development Bank, Unscd. Bonds, Ser. 1905	CNY	3.48	1/8/2029	178,000,000		25,148,246
					113,700,185
Colombia - .2%
Colombia, Sr. Unscd. Bonds		4.00	2/26/2024	7,600,000		8,015,644
Ecuador - .8%
Ecuador, Sr. Unscd. Bonds		10.75	3/28/2022	18,035,000		18,401,327
Ecuador, Sr. Unscd. Notes		10.75	1/31/2029	7,195,000	[d]	7,035,613
					25,436,940
Egypt - .4%
Egypt, Sr. Unscd. Bonds	EUR	4.75	4/16/2026	3,000,000		3,550,180
Egypt, Sr. Unscd. Notes		6.13	1/31/2022	2,800,000		2,920,403
Egypt, Sr. Unscd. Notes		6.20	3/1/2024	1,550,000	[c]	1,679,008
Egypt, Sr. Unscd. Notes		7.05	1/15/2032	3,390,000	[d]	3,559,737
					11,709,328
France - 1.3%
AXA, Sub. Notes	EUR	5.25	4/16/2040	3,500,000		3,983,449
BNP Paribas, Sr. Unscd. Notes	EUR	1.13	10/10/2023	6,915,000		8,017,633
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	6,700,000		8,312,618
Engie, Jr. Sub. Bonds	EUR	1.38	1/16/2023	7,300,000		8,284,542
Orange, Sr. Unscd. Notes	EUR	0.00	9/4/2026	12,100,000		13,207,020
					41,805,262

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Germany - .3%
Allianz, Jr. Sub. Bonds	EUR	3.38	9/18/2024	3,100,000		3,879,219
Allianz, Sub. Notes	EUR	5.63	10/17/2042	4,300,000		5,538,197
					9,417,416
Ghana - .2%
Ghana, Sr. Unscd. Bonds		7.88	3/26/2027	3,500,000	[c]	3,687,446
Ghana, Sr. Unscd. Bonds		8.13	1/18/2026	1,325,000		1,431,574
Ghana, Sr. Unscd. Notes		7.88	8/7/2023	2,625,000		2,889,443
					8,008,463
Hungary - .2%
Hungary, Sr. Unscd. Bonds	EUR	1.25	10/22/2025	4,530,000		5,406,067
Indonesia - .6%
Indonesia, Sr. Unscd. Notes	EUR	1.40	10/30/2031	3,870,000		4,325,134
Indonesia, Sr. Unscd. Notes	EUR	3.75	6/14/2028	3,130,000		4,239,700
Indonesia Asahan Aluminium, Sr. Unscd. Notes		5.23	11/15/2021	3,650,000	[c]	3,832,500
Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	5,100,000		5,703,508
					18,100,842
Ireland - .2%
AerCap Global Aviation Trust, Gtd. Notes		4.50	5/15/2021	4,550,000		4,696,414
Ireland, Bonds	EUR	2.00	2/18/2045	2,150,000		3,085,110
					7,781,524
Israel - .1%
Israel, Bonds, Ser. 327	ILS	2.00	3/31/2027	12,975,000		4,095,719
Italy - 2.1%
Intesa Sanpaolo, Covered Notes	EUR	1.38	12/18/2025	6,500,000		7,884,720
Italy, Sr. Unscd. Notes		2.88	10/17/2029	15,400,000		14,665,361
Italy Buoni Poliennali Del Tesoro, Bonds	EUR	0.95	3/15/2023	16,295,000		18,697,639
Italy Buoni Poliennali Del Tesoro, Unscd. Bonds	EUR	4.00	2/1/2037	18,300,000	[c]	26,426,211
					67,673,931
Ivory Coast - .3%
Ivory Coast, Sr. Unscd. Notes	EUR	5.88	10/17/2031	7,125,000		8,337,372
Japan - 12.3%
Japan, Sr. Unscd. Bonds, Ser. 19	JPY	0.10	9/10/2024	6,214,887,000	[e]	58,170,725
Japan, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/2025	6,300,171,300	[e]	59,055,952
Japan, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/2026	3,632,956,480	[e]	34,171,290
Japan, Sr. Unscd. Bonds, Ser. 22	JPY	0.10	3/10/2027	6,764,657,144	[e]	63,907,971
Japan, Sr. Unscd. Bonds, Ser. 23	JPY	0.10	3/10/2028	8,882,425,200	[e]	84,119,604
Japan (20 Year Issue), Sr. Unscd. Bonds, Ser. 156	JPY	0.40	3/20/2036	3,425,650,000		32,627,523

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Japan - 12.3% (continued)
Japan (30 Year Issue), Sr. Unscd. Bonds, Ser. 44	JPY	1.70	9/20/2044	1,013,000,000		12,314,877
Japan (30 Year Issue), Sr. Unscd. Bonds, Ser. 61	JPY	0.70	12/20/2048	453,900,000		4,516,202
Oscar US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/2024	3,560,000	[c]	3,605,331
Oscar US Funding Trust VII, Ser. 2017-2A, Cl. A3		2.45	12/10/2021	1,846,339	[c]	1,848,826
Oscar US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	8,430,000	[c]	8,515,617
Oscar US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	7,750,000	[c]	7,967,236
Oscar US Funding X, Ser. 2019-1A, Cl. A4		3.27	5/11/2026	6,750,000	[c]	6,948,756
Oscar US Funding XI, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	9,520,000	[c]	9,599,394
Takeda Pharmaceutical, Sr. Unscd. Bonds	EUR	3.00	11/21/2030	6,500,000		8,686,032
					396,055,336
Kazakhstan - .6%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	2,025,000		2,110,536
Kazakhstan, Sr. Unscd. Notes	EUR	0.60	9/30/2026	11,265,000		12,624,212
KazMunayGas National, Sr. Unscd. Notes		6.38	10/24/2048	4,290,000		5,535,130
					20,269,878
Kenya - .2%
Kenya, Sr. Unscd. Notes		7.25	2/28/2028	4,650,000	[c]	5,067,314
Luxembourg - 1.1%
Becton Dickinson Euro Finance, Gtd. Bonds	EUR	0.63	6/4/2023	2,980,000		3,379,391
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	8,670,000		9,699,649
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		6,789,737
DH Europe Finance II, Gtd. Notes		2.60	11/15/2029	6,525,000		6,505,371
E-Carat, Ser. 2016-1, Cl. A, 1 Month EURIBOR +.45% @ Floor	EUR	0.45	10/18/2024	207,892	[b]	233,288
Gazprom OAO Via Gaz Capital, Sr. Unscd. Bonds	EUR	2.50	3/21/2026	4,150,000		5,028,065
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	2,000,000		2,464,430
					34,099,931
Malaysia - 1.3%
Malaysia, Sr. Unscd. Bonds, Ser. 219	MYR	3.89	8/15/2029	161,250,000		41,257,194

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Mexico - .3%
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	3,950,000		3,775,943
Petroleos Mexicanos, Gtd. Notes	EUR	5.13	3/15/2023	4,560,000		5,724,066
					9,500,009
Netherlands - 3.6%
ABN AMRO Bank, Covered Bonds	EUR	0.88	1/14/2026	9,200,000		10,936,148
ABN AMRO Bank, Sub. Notes	EUR	2.88	1/18/2028	3,700,000		4,443,284
ABN AMRO Bank, Sub. Notes		4.75	7/28/2025	5,100,000	[c]	5,567,722
Cooperatieve Rabobank, Sub. Bonds	EUR	2.50	5/26/2026	6,180,000		7,156,096
EDP Finance, Sr. Unscd. Notes	EUR	0.38	9/16/2026	5,815,000		6,448,559
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	7,275,000		8,088,091
Equate Petrochemical, Gtd. Notes		3.00	3/3/2022	5,295,000	[d]	5,329,232
Iberdrola International, Gtd. Notes	EUR	1.13	1/27/2023	1,400,000		1,623,007
Iberdrola International, Gtd. Notes	EUR	2.63	3/26/2024	5,600,000		6,721,792
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	4,600,000		5,457,281
ING Groep, Sub. Notes	EUR	3.00	4/11/2028	5,200,000		6,289,627
MDGH - GMTN, Gtd. Notes		2.50	11/7/2024	3,550,000		3,565,840
Petrobras Global Finance, Gtd. Notes		5.09	1/15/2030	2,185,000	[c]	2,343,981
SABIC Capital II, Gtd. Bonds		4.00	10/10/2023	10,200,000	[c]	10,759,419
VEON Holdings, Sr. Unscd. Notes		3.95	6/16/2021	8,050,000		8,195,705
VEON Holdings, Sr. Unscd. Notes		4.00	4/9/2025	8,535,000		8,904,651
Volkswagen International Finance, Gtd. Bonds, Ser. 10Y	EUR	1.88	3/30/2027	6,800,000		8,083,772
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,595,917
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	2,200,000		2,444,507
WPC Eurobond, Gtd. Notes	EUR	2.13	4/15/2027	685,000		813,708
					116,768,339
Nigeria - .2%
Nigeria, Sr. Unscd. Notes		5.63	6/27/2022	3,550,000		3,701,202
Nigeria, Sr. Unscd. Notes		6.50	11/28/2027	4,100,000	[c]	4,197,855
					7,899,057
Norway - .2%
Equinor, Gtd. Notes		3.25	11/18/2049	7,350,000		7,405,775
Panama - .2%
Panama, Sr. Unscd. Notes		3.16	1/23/2030	6,000,000		6,189,000
Philippines - .1%
Philippine, Sr. Unscd. Notes	EUR	0.88	5/17/2027	3,000,000		3,436,608
Romania - .2%
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	5,745,000	[c]	6,979,677
Russia - 2.6%
Russia, Bonds, Ser. 6212	RUB	7.05	1/19/2028	4,906,990,000		83,507,674

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Saudi Arabia - .1%
Saudi Arabian Oil, Sr. Unscd. Notes		2.75	4/16/2022	3,150,000	[c]	3,186,585
Senegal - .2%
Senegal, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	6,750,000		8,005,957
Singapore - 1.2%
Singapore, Sr. Unscd. Bonds	SGD	2.63	5/1/2028	31,000,000		24,707,130
Temasek Financial I, Gtd. Notes	EUR	1.25	11/20/2049	11,125,000		12,743,178
					37,450,308
South Korea - 1.8%
Korea Treasury Bond, Sr. Unscd. Bonds, Ser. 2812	KRW	2.38	12/10/2028	55,462,300,000		50,657,117
Korea Treasury Bond, Sr. Unscd. Bonds, Ser. 4903	KRW	2.00	3/10/2049	8,000,000,000		7,425,057
					58,082,174
Spain - 3.0%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	6,800,000		8,043,651
Spain, Notes	EUR	0.60	10/31/2029	29,600,000	[c]	33,656,420
Spain, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	32,070,000	[c]	49,254,696
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/2025	5,300,000	[d]	6,324,407
					97,279,174
Sri Lanka - .2%
Sri Lanka, Sr. Unscd. Notes		6.25	10/4/2020	3,025,000	[d]	3,073,385
Sri Lanka, Sr. Unscd. Notes		6.85	3/14/2024	2,825,000	[c]	2,864,392
					5,937,777
Supranational - 1.8%
Arab Petroleum Investments, Sr. Unscd. Notes		4.13	9/18/2023	9,760,000	[c,d]	10,381,528
Asian Development Bank, Sr. Unscd. Notes	NZD	3.50	5/30/2024	12,575,000		9,102,386
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	7,720,000		8,202,500
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	8,250,000		8,397,015
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/2024	951,180,000		13,476,177
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	7,500,000		8,137,680
					57,697,286
Sweden - .3%
Sweden, Bonds, Ser. 1061	SEK	0.75	11/12/2029	84,375,000	[c]	9,538,316
Switzerland - .2%
Credit Suisse Group, Sr. Unscd. Notes		4.28	1/9/2028	5,725,000	[c]	6,227,384
Thailand - 1.8%
Thailand, Sr. Unscd. Bonds	THB	2.13	12/17/2026	492,750,000		17,293,758

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Thailand - 1.8% (continued)
Thailand, Sr. Unscd. Bonds	THB	2.88	12/17/2028	1,100,000,000		41,102,715
					58,396,473
Turkey - .3%
Turkey, Sr. Unscd. Notes		5.60	11/14/2024	8,150,000		8,307,417
Ukraine - .4%
Ukraine, Sr. Unscd. Notes		7.75	9/1/2020	6,150,000		6,339,506
Ukraine, Sr. Unscd. Notes		7.75	9/1/2022	7,400,000		8,001,250
					14,340,756
United Arab Emirates - .9%
Abu Dhabi, Sr. Unscd. Bonds		2.50	9/30/2029	18,025,000		17,991,203
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	4,650,000	[c]	5,385,281
DP World, Sr. Unscd. Notes		6.85	7/2/2037	4,040,000		5,329,980
					28,706,464
United Kingdom - 5.0%
Anglo American Capital, Gtd. Notes	EUR	1.63	3/11/2026	2,760,000		3,224,257
Anglo American Capital, Gtd. Notes	EUR	1.63	9/18/2025	1,950,000		2,283,395
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	2,675,000		2,890,083
Barclays, Sr. Unscd. Notes		4.97	5/16/2029	8,125,000		9,157,503
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	6,900,000		8,092,000
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%		2.67	12/22/2069	6,066,667	[b,c]	6,076,744
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/2027	6,305,000		6,627,234
Penarth Master Issuer, Ser. 2018-2A, Cl. A1, 1 Month LIBOR +.45%		2.19	9/18/2022	7,800,000	[b,c]	7,798,280
Permanent Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.55%		2.54	7/15/2058	7,420,000	[b,c]	7,425,246
Royal Bank of Scotland Group, Sr. Unscd. Notes		3.88	9/12/2023	12,625,000		13,230,156
Santander UK Group Holdings, Sr. Unscd. Notes		3.57	1/10/2023	3,525,000		3,609,074
Silverstone Master Issuer, Ser. 2019-1A, Cl. 2A, 3 Month SONIO +.75%	GBP	1.46	1/21/2070	7,440,000	[b,c]	9,896,750
United Kingdom, Bonds	GBP	1.50	7/22/2047	10,355,000		14,218,110
United Kingdom, Bonds	GBP	3.25	1/22/2044	35,550,000		65,512,838
					160,041,670
United States - 37.8%
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/2026	1,616,000		1,765,926
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	1,230,000		1,453,362
AbbVie, Sr. Unscd. Notes		2.95	11/21/2026	2,115,000	[c]	2,149,886
AbbVie, Sr. Unscd. Notes		4.25	11/21/2049	2,600,000	[c]	2,748,042

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 37.8% (continued)
AEP Transmission, Sr. Unscd. Notes		3.10	12/1/2026	3,680,000		3,812,753
Amazon.com, Sr. Unscd. Notes		3.15	8/22/2027	11,875,000		12,566,407
American Express, Sr. Unscd. Notes		2.50	7/30/2024	7,700,000		7,788,605
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	4,118,702	[c]	4,278,388
American International Group, Sr. Unscd. Notes		4.20	4/1/2028	2,790,000		3,069,796
AmeriCredit Automobile Receivables Trust, Ser. 2016-4, Cl. D		2.74	12/8/2022	3,300,000		3,321,568
Anheuser-Busch Inbev Worldwide, Gtd. Notes		4.00	4/13/2028	3,810,000		4,191,276
Apple, Sr. Unscd. Notes		3.25	2/23/2026	8,895,000		9,418,545
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	4,725,000		5,195,950
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	3,680,000		3,947,622
AT&T, Sr. Unscd. Notes	EUR	2.35	9/5/2029	300,000		376,608
Bank, Ser. 2018-BN13, Cl. A5		4.22	8/15/2061	3,300,000		3,698,640
Bank, Ser. 2019-BN19, Cl. A2		2.93	8/15/2061	7,850,000		8,059,736
Bank, Ser. 2019-BN24, Cl. AS		3.28	11/15/2062	7,400,000		7,600,322
Bank of America, Sr. Unscd. Notes		3.37	1/23/2026	3,375,000		3,530,870
Bank of America, Sr. Unscd. Notes		3.97	3/5/2029	5,895,000		6,421,175
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%		2.70	11/25/2034	6,400,000	[b,c]	6,375,983
BBCMS Trust, Ser. 2013-TYSN, Cl. A2		3.76	9/5/2032	1,245,000	[c]	1,251,913
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PW10, Cl. AJ		5.78	12/11/2040	190,193		192,845
Benchmark Mortgage Trust, Ser. 2019-B15, Cl. A5		2.93	12/15/2072	8,075,000		8,271,432
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		2.81	12/15/2037	6,350,000	[b,c]	6,368,519
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	8,575,000	[c]	8,592,939
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	1,360,000		1,382,216
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,457,726
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		3,073,759
CCO Holdings, Sr. Unscd. Notes		5.88	4/1/2024	1,710,000	[c]	1,771,278
CCUBS Commercial Mortgage Trust, Ser. 2017-C1, Cl. A4		3.54	11/15/2050	7,326,000		7,807,972
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +.95%		2.69	11/15/2036	5,750,000	[b,c]	5,748,174

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 37.8% (continued)
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. A, 1 Month LIBOR +1.12%		2.86	6/15/2034	9,000,000	[b,c]	8,999,145
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		3.24	6/15/2034	3,400,000	[b,c]	3,395,477
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		3.70	11/15/2029	9,515,000	[c]	9,714,716
Cheniere Energy Partners, Gtd. Notes		4.50	10/1/2029	5,150,000	[c]	5,301,667
Cheniere Energy Partners, Sr. Scd. Notes		5.25	10/1/2025	3,935,000		4,110,422
Comcast, Gtd. Notes		2.65	2/1/2030	5,575,000		5,597,524
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A3		3.78	4/10/2047	8,988,822		9,440,715
Conagra Brands, Sr. Unscd. Notes		3.80	10/22/2021	3,200,000		3,302,206
Concho Resources, Gtd. Notes		3.75	10/1/2027	3,750,000		3,942,595
Consumer Loan Underlying Bond CLUB Credit Trust, Ser. 2019-P2, Cl. A		2.47	10/15/2026	4,279,258	[c]	4,282,051
Crown Castle International, Sr. Unscd. Notes		3.15	7/15/2023	3,150,000		3,250,658
CVS Health, Sr. Unscd. Notes		2.63	8/15/2024	2,500,000	[d]	2,521,936
CVS Health, Sr. Unscd. Notes		4.30	3/25/2028	7,170,000		7,830,540
CyrusOne, Gtd. Notes		2.90	11/15/2024	1,280,000		1,287,584
CyrusOne, Gtd. Notes		3.45	11/15/2029	3,400,000		3,415,606
Dell Equipment Finance Trust, Ser. 2018-1, Cl. B		3.34	6/22/2023	2,090,000	[c]	2,116,746
Dell Equipment Finance Trust, Ser. 2018-2, Cl. C		3.72	10/22/2023	4,200,000	[c]	4,310,061
Dell International, Sr. Scd. Notes		6.02	6/15/2026	4,650,000	[c]	5,352,005
Diamondback Energy, Gtd. Notes		2.88	12/1/2024	7,000,000		7,079,903
Diamondback Energy, Gtd. Notes		5.38	5/31/2025	3,325,000		3,491,055
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		7,069,321
Dollar Tree, Sr. Unscd. Notes		4.20	5/15/2028	2,050,000		2,198,242
DPL		4.35	4/15/2029	1,025,000		988,882
DPL, Sr. Unscd. Notes		4.35	4/15/2029	7,110,000	[c]	6,859,467
Drive Auto Receivables Trust, Ser. 2016-CA, Cl. D		4.18	3/15/2024	7,575,126	[c]	7,667,576
Drive Auto Receivables Trust, Ser. 2019-4, Cl. B		2.23	1/16/2024	4,390,000		4,392,422
DT Auto Owner Trust, Ser. 2018-2A, Cl. C		3.67	3/15/2024	8,925,000	[c]	9,010,190
DT Auto Owner Trust, Ser. 2019-4A, Cl. B		2.36	1/16/2024	4,950,000	[c]	4,952,139
Duke Energy, Sr. Unscd. Notes		2.65	9/1/2026	2,800,000		2,812,921

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 37.8% (continued)
Edison International, Sr. Unscd. Notes		4.13	3/15/2028	2,745,000		2,815,784
Edison International, Sr. Unscd. Notes		5.75	6/15/2027	1,565,000		1,757,946
Energy Transfer Operating, Gtd. Notes		4.20	4/15/2027	2,050,000		2,146,364
Energy Transfer Operating, Gtd. Notes		4.50	4/15/2024	2,000,000		2,128,855
Energy Transfer Operating, Gtd. Notes		5.25	4/15/2029	2,700,000		3,032,509
Energy Transfer Operating, Jr. Sub. Debs., Ser. A		6.25	2/15/2023	2,365,000		2,226,695
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2		2.13	5/22/2023	2,726,120	[c]	2,725,529
Enterprise Fleet Financing, Ser. 2019-3, Cl. A3		2.19	5/20/2025	7,200,000	[c]	7,184,002
Exeter Automobile Receivables Trust, Ser. 2019-3A, Cl. B		2.58	8/15/2023	7,600,000	[c]	7,631,815
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K087, Cl. A2		3.77	12/25/2028	2,400,000	[f]	2,640,246
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K088, Cl. A2		3.69	1/25/2029	7,800,000	[f]	8,542,293
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K159, Cl. A2		3.95	11/25/2030	5,140,000	[f]	5,764,383
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/25/2025	6,365,000	[f]	6,636,486
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +.45%		2.15	8/25/2025	4,000,000	[b,f]	4,009,396
Federal National Mortgage Association, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,685,005		7,895,702
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	4,280,000		5,080,172
General Electric, Jr. Sub. Debs., Ser. D		5.00	1/21/2021	1,060,000		1,039,839
General Electric, Sr. Unscd. Bonds	EUR	0.38	5/17/2022	2,935,000		3,297,255
GM Financial Automobile Leasing Trust, Ser. 2018-2, Cl. C		3.50	4/20/2022	5,710,000		5,765,659

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 37.8% (continued)
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. B		3.48	7/20/2022	4,715,000		4,775,399
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. C		3.70	7/20/2022	7,960,000		8,075,024
GS Mortgage Securities Trust, Ser. 2016-GS2, Cl. A2		2.64	5/10/2049	4,200,000		4,214,060
HCA, Gtd. Notes		5.88	2/1/2029	1,625,000	[d]	1,880,938
Healthcare Trust of America Holdings, Gtd. Notes		3.10	2/15/2030	3,485,000		3,460,291
Healthcare Trust of America Holdings, Gtd. Notes		3.50	8/1/2026	3,055,000		3,188,376
Hewlett Packard Enterprise, Sr. Unscd. Notes		2.25	4/1/2023	8,090,000		8,082,931
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%		2.74	11/15/2036	7,996,585	[b,c]	7,984,263
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR +.70%		2.44	1/15/2033	3,750,000	[b,c]	3,740,938
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B, 1 Month LIBOR +1.05%		2.79	1/15/2033	2,750,000	[b,c]	2,742,967
Invitation Homes Trust, Ser. 2018-SFR3, Cl. A, 1 Month LIBOR +1.00%		2.74	7/17/2037	6,623,278	[b,c]	6,634,849
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-C16, Cl. A3		3.88	12/15/2046	4,000,000		4,226,594
JPMorgan Chase & Co., Sr. Unscd. Notes		3.30	4/1/2026	6,525,000		6,867,116
Keurig Dr Pepper, Gtd. Notes		4.06	5/25/2023	2,500,000		2,636,608
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		2.81	11/25/2036	4,014	[b]	4,009
Kinder Morgan, Gtd. Notes		4.30	6/1/2025	1,950,000		2,115,416
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	6,970,000		8,555,824
Metropolitan Life Global Funding I, Sr. Scd. Notes		3.00	9/19/2027	5,475,000	[c]	5,678,096
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	3,070,000	[c]	3,434,563
Morgan Stanley, Sr. Unscd. Notes		4.00	7/23/2025	3,450,000		3,733,186
Morgan Stanley Capital I Trust, Ser. 2019-H7, Cl. A3		3.01	7/15/2052	6,825,000		6,998,448
Morgan Stanley Capital I Trust, Ser. 2019-L2, Cl. A3		3.81	3/15/2052	9,750,000		10,648,543
MPLX, Sr. Unscd. Notes		3.50	12/1/2022	2,175,000	[c]	2,239,546

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 37.8% (continued)
Navient Private Education Refi Loan Trust, Ser. 2019-A, Cl. A1	3.03	1/15/2043	1,703,618	[c]	1,711,486
NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%	2.94	11/15/2035	7,500,000	[b,c]	7,531,674
Occidental Petroleum, Sr. Unscd. Notes	3.00	2/15/2027	3,480,000		3,488,178
PayPal Holdings, Sr. Unscd. Notes	2.40	10/1/2024	6,410,000		6,476,708
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	1,400,000	[d]	1,507,899
Plains All American Pipeline, Sr. Unscd. Notes	3.55	12/15/2029	8,200,000		8,087,676
Pricoa Global Funding I, Scd. Notes	2.40	9/23/2024	5,575,000	[c]	5,609,888
Prime Security Services Borrower, Scd. Notes	9.25	5/15/2023	433,000	[c]	454,921
Prosper Marketplace Issuance Trust, Ser. 2018-2A, Cl. A	3.35	10/15/2024	1,690,684	[c]	1,694,077
Republic Services, Sr. Unscd. Notes	2.50	8/15/2024	3,400,000		3,439,556
Reynolds Group Issuer, Gtd. Notes	7.00	7/15/2024	1,610,000	[c]	1,667,356
RMF Buyout Issuance Trust, Ser. 2018-1, Cl. A	3.44	11/25/2028	1,266,798	[c]	1,268,848
Santander Drive Auto Receivables Trust, Ser. 2015-5, Cl. D	3.65	12/15/2021	475,666		476,792
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. C	2.77	8/21/2023	3,600,000	[c]	3,617,060
SBA Tower Trust, Scd. Notes	2.84	1/15/2025	8,030,000	[c]	8,118,650
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2	3.23	10/20/2024	2,800,000	[c]	2,819,843
Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T	4.50	6/25/2057	5,590,354		5,976,976
Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D	4.00	3/25/2058	7,092,994		7,499,858
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA	3.50	7/25/2058	10,093,631		10,419,017
Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D	4.00	10/25/2058	5,110,508		5,400,476
Seasoned Loans Structured Transaction, Ser. 2018-2, Cl. A1	3.50	11/25/2028	9,464,768		9,801,017
Seasoned Loans Structured Transaction, Ser. 2019-1, Cl. A2	3.50	5/25/2029	5,000,000		5,201,607
Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C	2.75	9/25/2029	8,191,289		8,247,889
Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	6,425,000		6,499,094
SoFi Consumer Loan Program, Ser. 2016-3, Cl. A	3.05	12/26/2025	109,088	[c]	109,281

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 37.8% (continued)
Southern California Edison, First Mortgage Bonds		2.85	8/1/2029	8,100,000	[d]	8,097,481
Southern Copper, Sr. Unscd. Notes		5.88	4/23/2045	2,510,000		3,146,679
Springleaf Funding Trust, Ser. 2016-AA, Cl. A		2.90	11/15/2029	2,557,337	[c]	2,558,437
Sprint Communications, Sr. Unscd. Notes		7.00	8/15/2020	1,455,000		1,487,592
Sprint Spectrum, Sr. Scd. Notes		4.74	3/20/2025	8,375,000	[c]	8,893,371
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%		2.69	1/17/2035	17,538,475	[b,c]	17,521,245
Steel Dynamics, Sr. Unscd. Notes		3.45	4/15/2030	2,550,000		2,581,855
Sunoco Logistics Partners Operations, Gtd. Notes		4.00	10/1/2027	4,575,000		4,731,832
Targa Resources Partners, Gtd. Bonds		5.13	2/1/2025	1,705,000		1,773,183
Tesla Auto Lease Trust, Ser. 2019-A, Cl. B		2.41	12/20/2022	13,400,000	[c]	13,360,751
The Boeing Company, Sr. Unscd. Notes		3.20	3/1/2029	1,280,000		1,334,233
The Estee Lauder Companies, Sr. Unscd. Notes		2.00	12/1/2024	425,000		426,574
The Estee Lauder Companies, Sr. Unscd. Notes		2.38	12/1/2029	3,025,000		3,023,326
The Goldman Sachs Group, Sr. Unscd. Notes		3.69	6/5/2028	4,200,000		4,461,944
The Southern Company, Sr. Unscd. Notes		3.25	7/1/2026	7,725,000		8,045,739
The Walt Disney Company, Gtd. Notes		3.70	10/15/2025	2,600,000		2,813,607
Tricon American Homes Trust, Ser. 2016-SFR1, Cl. A		2.59	11/17/2033	12,780,629	[c]	12,758,999
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A		2.93	1/17/2036	8,276,520	[c]	8,338,693
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,520,000	[c]	7,543,612
Truist Bank, Sub. Notes		3.63	9/16/2025	4,750,000		5,061,493
Truist Financial, Sr. Unscd. Notes		2.50	8/1/2024	5,000,000		5,063,140
U.S. Bancorp, Sr. Unscd. Notes		2.40	7/30/2024	7,575,000		7,676,406
United Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	2,775,000		3,534,437
United Technologies, Sr. Unscd. Notes		4.13	11/16/2028	3,925,000		4,421,396
UnitedHealth Group, Sr. Unscd. Notes		2.38	8/15/2024	4,310,000		4,366,088

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 37.8% (continued)
UnitedHealth Group, Sr. Unscd. Notes	2.88	8/15/2029	2,155,000		2,217,594
VNDO Mortgage Trust, Ser. 2013-PENN, Cl. A	3.81	12/13/2029	10,400,000	[c]	10,504,579
Wells Fargo & Co., Sr. Unscd. Notes	3.00	4/22/2026	6,125,000		6,296,827
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C51, Cl. A4	3.31	6/15/2052	8,200,000		8,639,714
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	2,450,000		2,417,976
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	1,810,000	[d]	1,853,126
Westlake Automobile Receivables Trust, Ser. 2018-2A, Cl. C	3.50	1/16/2024	8,575,000	[c]	8,660,018
Westlake Automobile Receivables Trust, Ser. 2018-1A, Cl. C	2.92	5/15/2023	5,150,000	[c]	5,163,894
Xcel Energy, Sr. Unscd. Notes	3.50	12/1/2049	5,050,000		5,140,204
Federal Home Loan Mortgage Corp.:
2.50%, 1/1/2029-10/1/2031			22,110,848	[f]	22,438,467
3.00%, 2/1/2047-9/1/2049			38,755,685	[f]	39,467,784
4.50%, 7/1/2049			11,945,263	[f]	12,627,429
Federal National Mortgage Association:
2.50%			32,095,000	[f,g]	32,368,674
2.50%, 11/1/2034			4,586,329	[f]	4,626,665
3.00%			23,950,000	[f,g]	24,276,443
3.00%, 11/1/2031-1/1/2059			96,398,907	[f]	98,738,822
3.50%, 8/1/2056			7,185,201	[f]	7,558,618
4.00%, 9/1/2042-1/1/2057			64,055,507	[f]	67,313,804
4.50%, 7/1/2040-6/1/2051			40,829,485	[f]	43,855,538
5.00%, 1/1/2049			6,978,206	[f]	7,652,336
Government National Mortgage Association:
3.50%, 9/20/2063			3,380,969		3,407,646
Government National Mortgage Association II:
3.00%			46,800,000	[g]	48,044,728
3.97%, 7/20/2062			227,553		228,835
4.23%, 1/20/2063			2,602,845		2,622,633
				1,214,893,214
Total Bonds and Notes (cost $2,992,472,359)			3,088,884,055
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .0%
Call Options - .0%
Japanese Yen, Contracts 32,175,000 UBS Securities	109.10	1/21/2020	32,175,000		87,784

STATEMENT OF INVESTMENTS (continued)

Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .0% (continued)
Call Options - .0% (continued)
U.S Treasury 10 Year March Future, Contracts 2,008	129.50	1/24/2020	200,800,000		282,375
				370,159
Put Options - .0%
Japanese Yen, Contracts 32,175,000 UBS Securities	109.10	1/21/2020	32,175,000		253,336
South African Rand, Contracts 16,160,000 Morgan Stanley	14.60	1/30/2020	16,160,000		666,954
				920,290
Total Options Purchased (cost $853,816)			1,290,449
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 3.9%
U.S. Government Securities
U.S. Treasury Bills	1.55	1/14/2020	105,300,000	[h]	105,248,666
U.S. Treasury Bills	1.58	4/16/2020	21,260,000	[h,i]	21,166,202
Total Short-Term Investments (cost $126,404,707)			126,414,868
Description	1-Day Yield (%)		Shares
Investment Companies - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $86,672,157)	1.60		86,672,157	[j]	86,672,157

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $14,976,500)	1.60	14,976,500	[j] 14,976,500
Total Investments (cost $3,221,379,539)		103.1%	3,318,238,029
Liabilities, Less Cash and Receivables		(3.1%)	(99,933,486)
Net Assets		100.0%	3,218,304,543

BBSW—Bank Bill Swap Rate

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SONIO—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities were valued at $713,764,348 or 22.18% of net assets.

d Security, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $23,567,268 and the value of the collateral was $24,565,019, consisting of cash collateral of $14,976,500 and U.S. Government & Agency securities valued at $9,588,519.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Purchased on a forward commitment basis.

h Security is a discount security. Income is recognized through the accretion of discount.

i Held by a counterparty for open exchange traded derivative contracts.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	38.5
U.S. Government Agencies Mortgage-Backed	13.1
Commercial Mortgage Pass-Through Ctfs.	8.8
Asset-Backed Ctfs./Auto Receivables	6.4
Banks	5.9
Energy	4.2
U.S. Treasury Securities	3.9
Investment Companies	3.2
Utilities	2.5
Telecommunication Services	2.1
Supranational Bank	1.8
Health Care	1.7
Real Estate	1.2
Diversified Financials	1.2
Insurance	1.1
Collateralized Municipal-Backed Securities	.9
Technology Hardware & Equipment	.7
Asset-Backed Certificates	.7
Metals & Mining	.5
Asset-Backed Ctfs./Credit Cards	.5
Chemicals	.5
Commercial & Professional Services	.5
Collateralized Loan Obligations Debt	.4
Internet Software & Services	.4
Retailing	.3
Media	.3
Aerospace & Defense	.3
Agriculture	.3
Automobiles & Components	.2
Beverage Products	.2
Information Technology	.2
Industrial	.1
Consumer Staples	.1
Environmental Control	.1
Food Products	.1
Asset-Backed Ctfs./Student Loans	.1
Materials	.1
Options Purchased	.0
103.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales ($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	50,195,156	1,646,488,277	1,610,011,276	86,672,157	2.7	1,357,637
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	28,724,069	311,623,456	325,371,025	14,976,500.5		-
Total	78,919,225	1,958,111,733	1,935,382,301	101,648,657	3.2	1,357,637

See notes to financial statements.

STATEMENT OF FUTURES

December 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	103	3/16/2020	10,558,431[a]	10,333,050	(225,381)
Australian 3 Year Bond	767	3/16/2020	62,340,564[a]	61,905,217	(435,347)
Canadian 10 Year Bond	563	3/20/2020	60,699,601[a]	59,605,899	(1,093,702)
Euro BTP Italian Government Bond	243	3/6/2020	38,711,976[a]	38,830,764	118,788
Euro-Bobl	601	3/6/2020	90,319,805[a]	90,085,555	(234,250)
Japanese 10 Year Bond	176	3/13/2020	246,628,213[a]	246,502,048	(126,165)
Long Gilt	95	3/27/2020	16,703,691[a]	16,532,465	(171,226)
Long Term French Government Future	757	3/6/2020	139,737,091[a]	138,212,386	(1,524,705)
U.S. Treasury 2 Year Notes	511	3/31/2020	110,194,535	110,120,500	(74,035)
U.S. Treasury Long Bond	281	3/20/2020	44,196,455	43,809,656	(386,799)
U.S. Treasury Ultra Long Bond	9	3/20/2020	1,684,138	1,634,906	(49,232)
Futures Short
Euro 30 Year Bond	97	3/6/2020	22,089,490[a]	21,584,716	504,774
Euro-Bond	516	3/6/2020	99,492,736[a]	98,679,135	813,601
Euro-Schatz	7	3/6/2020	879,172[a]	878,667	505
U.S. Treasury 10 Year Notes	1,174	3/20/2020	152,042,004	150,767,287	1,274,717
U.S. Treasury 5 Year Notes	1,462	3/31/2020	173,969,318	173,406,914	562,404
Ultra 10 Year U.S. Treasury Notes	200	3/20/2020	28,415,800	28,140,626	275,174
Gross Unrealized Appreciation				3,549,963
Gross Unrealized Depreciation				(4,320,842)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

December 31, 2019

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Brazilian Real, Contracts 32,800,000, Citigroup	4.18	1/16/2020	32,800,000		(24,370)
South African Rand, Contracts 16,160,000, Morgan Stanley	16	1/30/2020	16,160,000		(2,273)
Swiss Franc, Contracts 32,060,000, Goldman Sachs	0.991	1/2/2020	32,060,000		-
Turkish Lira, Contracts 32,850,000, Citigroup	5.93	1/15/2020	32,850,000		(415,062)
Put Options:
Pound Sterling, Contracts 24,650,000, Morgan Stanley	1.285	1/9/2020	24,650,000	GBP	(4,892)
U.S Treasury 10 Year March Future, Contracts 2,008	126.5	1/24/2020	200,800,000		(94,125)
U.S Treasury Bond March Future, Contracts 620	153	1/24/2020	62,000,000		(184,062)
Total Options Written (premiums received $1,203,697)					(724,784)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

GBP—British Pound

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	13,091,344	Chilean Peso	9,414,640,000	1/14/2020	568,323
Euro	51,580,000	United States Dollar	57,519,391	1/31/2020	449,308
South Korean Won	17,173,420,000	United States Dollar	14,619,409	1/14/2020	235,618
United States Dollar	6,946,050	Malaysian Ringgit	28,840,000	3/13/2020	(92,984)
United States Dollar	2,627,852	Thai Baht	79,600,000	1/14/2020	(30,506)
United States Dollar	42,898,705	Swedish Krona	400,470,000	1/31/2020	78,222
Citigroup
Hong Kong Dollar	265,100,000	United States Dollar	33,927,589	4/14/2020	68,475
Chilean Peso	6,500,000,000	United States Dollar	8,477,339	1/14/2020	168,731
South Korean Won	16,764,880,000	United States Dollar	14,261,914	1/14/2020	239,725
United States Dollar	94,512,142	South Korean Won	111,226,615,000	1/14/2020	(1,699,000)
Brazilian Real	32,700,000	United States Dollar	7,774,700	2/4/2020	345,558
Goldman Sachs
United States Dollar	132,813,985	Euro	119,105,000	1/31/2020	(1,043,360)
HSBC
Norwegian Krone	177,610,000	United States Dollar	19,758,891	1/31/2020	474,486
United States Dollar	145,350,943	British Pound	110,405,000	1/31/2020	(1,021,798)
United States Dollar	24,568,503	Russian Ruble	1,580,250,000	1/14/2020	(848,210)
United States Dollar	22,718,609	New Zealand Dollar	34,505,000	1/31/2020	(520,853)
United States Dollar	115,195,961	Chinese Yuan Renminbi	816,820,000	1/14/2020	(2,114,566)
United States Dollar	17,211,666	Swiss Franc	16,850,000	1/31/2020	(237,540)
South Korean Won	13,221,970,000	United States Dollar	11,142,735	1/14/2020	294,283
J.P. Morgan Securities
United States Dollar	34,039,548	Hong Kong Dollar	265,100,000	4/14/2020	43,484

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities (continued)
United States Dollar	186,760,848	Euro	167,485,000	1/31/2020	(1,468,844)
Egyptian Pound	135,000,000	United States Dollar	8,196,721	2/27/2020	135,633
United States Dollar	44,545,377	Russian Ruble	2,868,700,000	1/14/2020	(1,594,744)
United States Dollar	24,117,483	Singapore Dollar	32,780,000	1/14/2020	(257,194)
United States Dollar	55,121,105	Thai Baht	1,669,260,000	1/14/2020	(626,273)
Nigerian Naira	2,900,000,000	United States Dollar	7,869,742	2/14/2020	19,865
Merrill Lynch, Pierce, Fenner & Smith
Polish Zloty	30,750,000	United States Dollar	7,995,632	1/14/2020	109,770
Euro	16,760,000	United States Dollar	18,700,832	1/31/2020	135,062
United States Dollar	83,008,044	Euro	74,440,000	1/31/2020	(652,094)
Norwegian Krone	149,590,000	United States Dollar	16,641,753	1/31/2020	399,578
Morgan Stanley
Chilean Peso	5,890,000,000	United States Dollar	8,134,235	1/14/2020	(299,566)
United States Dollar	7,676,767	Malaysian Ringgit	31,920,000	1/14/2020	(122,890)
Mexican Peso	157,150,000	United States Dollar	8,053,142	1/14/2020	241,359
Euro	17,010,000	United States Dollar	18,895,422	1/31/2020	221,437
United States Dollar	2,292,821	Euro	2,050,000	1/31/2020	(11,092)
Swiss Franc	9,500,000	United States Dollar	9,705,324	1/31/2020	132,507
United States Dollar	55,519,636	Australian Dollar	80,580,000	1/31/2020	(1,071,698)
United States Dollar	5,218,408	Indian Rupee	375,000,000	1/14/2020	(28,134)
United States Dollar	26,136,443	Malaysian Ringgit	108,710,000	3/13/2020	(396,614)
Japanese Yen	1,100,000,000	United States Dollar	10,096,378	1/31/2020	44,595
United States Dollar	301,350,261	Japanese Yen	32,928,543,000	1/31/2020	(2,220,173)
UBS Securities
United States Dollar	61,366,392	Canadian Dollar	80,490,000	1/31/2020	(628,155)

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS Securities (continued)
United States Dollar	255,172,980	Euro	228,840,000	1/31/2020	(2,011,142)
Gross Unrealized Appreciation					4,406,019
Gross Unrealized Depreciation					(18,997,430)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

December 31, 2019

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized (Depreciation) ($)
NZD Fixed at 1.61	NZD - 3 Month Bank Bill	12/16/29	36,352,800	(558,364)
NZD Fixed at 1.03	NZD - 3 Month Bank Bill	10/25/24	69,777,180	(1,290,837)
Gross Unrealized Depreciation				(1,849,201)

NZD—New Zealand Dollar

See notes to financial statements.

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	29,700,000	2,861,961	1,842,947	1,068,514
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	30,195,000	2,909,660	2,183,389	776,597
Gross Unrealized Appreciation				1,845,111

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $23,567,268)—Note 1(c):
Unaffiliated issuers	3,119,730,882	3,216,589,372
Affiliated issuers	101,648,657	101,648,657
Cash denominated in foreign currency	16,307,003	16,506,717
Receivable for investment securities sold		34,137,796
Interest and securities lending income receivable		19,510,468
Receivable for shares of Beneficial Interest subscribed		11,066,650
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		4,406,019
Swap upfront payments—Note 4		4,026,336
Cash collateral held by broker—Note 4		1,577,641
Tax reclaim receivable		175,840
Prepaid expenses		65,756
		3,409,711,252
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,297,384
Cash overdraft due to Custodian		1,949,383
Payable for investment securities purchased		137,533,202
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		18,997,430
Payable for shares of Beneficial Interest redeemed		15,419,467
Liability for securities on loan—Note 1(c)		14,976,500
Outstanding options written, at value (premiums received $1,203,697)—Note 4		724,784
Payable for futures variation margin—Note 4		184,843
Trustees’ fees and expenses payable		55,972
Payable for swap variation margin—Note 4		20,876
Other accrued expenses		246,868
		191,406,709
Net Assets ($)		3,218,304,543
Composition of Net Assets ($):
Paid-in capital		3,163,701,499
Total distributable earnings (loss)		54,603,044
Net Assets ($)		3,218,304,543

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	94,608,513	55,903,318	2,780,617,918	287,174,794
Shares Outstanding	4,319,777	2,593,405	126,500,536	13,052,306
Net Asset Value Per Share ($)	21.90	21.56	21.98	22.00

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

Investment Income ($):
Income:
Interest (net of $306,991 foreign taxes withheld at source)	74,669,589
Dividends from affiliated issuers	1,357,637
Income from securities lending—Note 1(c)	52,653
Total Income	76,079,879
Expenses:
Investment advisory fee—Note 3(a)	12,755,170
Shareholder servicing costs—Note 3(c)	2,345,505
Distribution fees—Note 3(b)	453,285
Trustees’ fees and expenses—Note 3(d)	305,372
Custodian fees—Note 3(c)	243,783
Prospectus and shareholders’ reports	202,413
Administration fee—Note 3(a)	182,800
Professional fees	158,270
Registration fees	132,947
Loan commitment fees—Note 2	72,216
Chief Compliance Officer fees—Note 3(c)	11,793
Miscellaneous	108,069
Total Expenses	16,971,623
Investment Income—Net	59,108,256
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(21,791,047)
Net realized gain (loss) on options transactions	(9,104,353)
Net realized gain (loss) on futures	23,393,788
Net realized gain (loss) on swap agreements	(13,851,153)
Net realized gain (loss) on forward foreign currency exchange contracts	29,561,525
Net Realized Gain (Loss)	8,208,760
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	181,927,000
Net change in unrealized appreciation (depreciation) on options transactions	3,940,629
Net change in unrealized appreciation (depreciation) on futures	(8,029,002)
Net change in unrealized appreciation (depreciation) on swap agreements	5,054,810
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	3,637,872
Net Change in Unrealized Appreciation (Depreciation)	186,531,309
Net Realized and Unrealized Gain (Loss) on Investments	194,740,069
Net Increase in Net Assets Resulting from Operations	253,848,325

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	59,108,256	94,181,329
Net realized gain (loss) on investments	8,208,760	(1,893,157)
Net change in unrealized appreciation (depreciation) on investments	186,531,309	(124,460,858)
Net Increase (Decrease) in Net Assets Resulting from Operations	253,848,325	(32,172,686)
Distributions ($):
Distributions to shareholders:
Class A	(384,041)	(5,260,052)
Class C	(131,275)	(2,194,803)
Class I	(13,524,679)	(107,843,590)
Class Y	(1,455,326)	(10,297,135)
Total Distributions	(15,495,321)	(125,595,580)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	40,180,378	62,703,908
Class C	6,083,588	13,983,310
Class I	928,678,011	1,365,109,863
Class Y	61,472,921	80,602,938
Distributions reinvested:
Class A	353,478	4,383,971
Class C	116,436	1,988,077
Class I	11,940,466	91,848,743
Class Y	1,313,504	9,356,331
Cost of shares redeemed:
Class A	(95,901,940)	(94,755,909)
Class C	(19,518,232)	(26,321,176)
Class I	(1,033,415,884)	(1,342,003,488)
Class Y	(55,421,094)	(67,314,645)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(154,118,368)	99,581,923
Total Increase (Decrease) in Net Assets	84,234,636	(58,186,343)
Net Assets ($):
Beginning of Period	3,134,069,907	3,192,256,250
End of Period	3,218,304,543	3,134,069,907

	Year Ended December 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,865,392	2,957,156
Shares issued for distributions reinvested	16,141	213,943
Shares redeemed	(4,441,407)	(4,489,282)
Net Increase (Decrease) in Shares Outstanding	(2,559,874)	(1,318,183)
Class Ca,b
Shares sold	287,377	665,360
Shares issued for distributions reinvested	5,403	98,096
Shares redeemed	(926,142)	(1,258,961)
Net Increase (Decrease) in Shares Outstanding	(633,362)	(495,505)
Class Ia
Shares sold	43,305,475	64,264,792
Shares issued for distributions reinvested	543,870	4,468,305
Shares redeemed	(48,330,110)	(63,522,296)
Net Increase (Decrease) in Shares Outstanding	(4,480,765)	5,210,801
Class Ya
Shares sold	2,864,428	3,781,585
Shares issued for distributions reinvested	59,705	455,088
Shares redeemed	(2,583,160)	(3,167,246)
Net Increase (Decrease) in Shares Outstanding	340,973	1,069,427

[a]During the period ended December 31, 2019, 7,386 Class A shares representing $157,182 were exchanged for 7,366 Class I shares and 370 Class Y shares representing $7,643 were exchanged for 370 Class I shares and during the period ended December 31, 2018, 6,660 Class A shares representing $141,044 were exchanged for 6,647 Class I shares and 26,329 Class Y shares representing $547,886 were exchanged for 26,342 Class I shares.

[b]During the period ended December 31, 2018, 686 Class C shares representing $14,401 were automatically converted to 680 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.35	21.35	21.03	21.03	21.69
Investment Operations:
Investment income—net[a]	.35	.53	.38	.26	.37
Net realized and unrealized gain (loss) on investments	1.29	(.77)	.47	.18	(.50)
Total from Investment Operations	1.64	(.24)	.85	.44	(.13)
Distributions:
Dividends from investment income—net	(.09)	(.76)	(.42)	(.32)	(.41)
Dividends from net realized gain on investments	-	-	(.11)	(.12)	(.12)
Total Distributions	(.09)	(.76)	(.53)	(.44)	(.53)
Net asset value, end of period	21.90	20.35	21.35	21.03	21.03
Total Return (%)[b]	8.06	(1.13)	4.04	2.12	(.61)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.82	.84	.81	.82
Ratio of net expenses to average net assets	.78	.82	.84	.81	.82
Ratio of net investment income to average net assets	1.62	2.50	1.87	1.20	1.68
Portfolio Turnover Rate	157.34[c]	99.05	95.96	125.98	178.07
Net Assets, end of period ($ x 1,000)	94,609	139,986	175,020	326,654	264,829

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended December 31, 2019 was 131.43%.

See notes to financial statements.

Class C Shares	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.14	21.22	20.94	20.95	21.63
Investment Operations:
Investment income—net[a]	.18	.38	.24	.10	.21
Net realized and unrealized gain (loss) on investments	1.29	(.78)	.45	.18	(.49)
Total from Investment Operations	1.47	(.40)	.69	.28	(.28)
Distributions:
Dividends from investment income—net	(.05)	(.68)	(.30)	(.17)	(.28)
Dividends from net realized gain on investments	-	-	(.11)	(.12)	(.12)
Total Distributions	(.05)	(.68)	(.41)	(.29)	(.40)
Net asset value, end of period	21.56	20.14	21.22	20.94	20.95
Total Return (%)[b]	7.25	(1.82)	3.29	1.37	(1.34)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.53	1.54	1.56	1.55	1.55
Ratio of net expenses to average net assets	1.53	1.54	1.56	1.55	1.55
Ratio of net investment income to average net assets	.85	1.80	1.15	.47	.95
Portfolio Turnover Rate	157.34[c]	99.05	95.96	125.98	178.07
Net Assets, end of period ($ x 1,000)	55,903	65,001	78,980	98,626	77,460

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended December 31, 2019 was 131.43%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.38	21.38	21.06	21.06	21.71
Investment Operations:
Investment income—net[a]	.40	.60	.47	.32	.43
Net realized and unrealized gain (loss) on investments	1.31	(.78)	.44	.18	(.48)
Total from Investment Operations	1.71	(.18)	.91	.50	(.05)
Distributions:
Dividends from investment income—net	(.11)	(.82)	(.48)	(.38)	(.48)
Dividends from net realized gain on investments	-	-	(.11)	(.12)	(.12)
Total Distributions	(.11)	(.82)	(.59)	(.50)	(.60)
Net asset value, end of period	21.98	20.38	21.38	21.06	21.06
Total Return (%)	8.33	(.79)	4.35	2.41	(.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.52	.53	.52	.52
Ratio of net expenses to average net assets	.51	.52	.53	.52	.52
Ratio of net investment income to average net assets	1.88	2.82	2.18	1.50	1.99
Portfolio Turnover Rate	157.34[b]	99.05	95.96	125.98	178.07
Net Assets, end of period ($ x 1,000)	2,780,618	2,669,871	2,689,270	2,182,666	1,610,590

a Based on average shares outstanding.

b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended December 31, 2019 was 131.43%.

See notes to financial statements.

Class Y Shares	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.39	21.39	21.06	21.06	21.71
Investment Operations:
Investment income—net[a]	.42	.61	.48	.33	.44
Net realized and unrealized gain (loss) on investments	1.30	(.78)	.45	.18	(.49)
Total from Investment Operations	1.72	(.17)	.93	.51	(.05)
Distributions:
Dividends from investment income—net	(.11)	(.83)	(.49)	(.39)	(.48)
Dividends from net realized gain on investments	-	-	(.11)	(.12)	(.12)
Total Distributions	(.11)	(.83)	(.60)	(.51)	(.60)
Net asset value, end of period	22.00	20.39	21.39	21.06	21.06
Total Return (%)	8.39	(.75)	4.43	2.46	(.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.45	.45	.48	.46	.48
Ratio of net expenses to average net assets	.45	.45	.48	.46	.48
Ratio of net investment income to average net assets	1.94	2.87	2.23	1.55	2.03
Portfolio Turnover Rate	157.34[b]	99.05	95.96	125.98	178.07
Net Assets, end of period ($ x 1,000)	287,175	259,212	248,986	120,581	82,283

a Based on average shares outstanding.

b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended December 31, 2019 was 131.43%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Fixed Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

Effective June 3, 2019, the fund changed its name from Dreyfus/Standish Global Fixed Income Fund to BNY Mellon Global Fixed Income Fund and the Trust changed its name from Dreyfus Investment Funds to BNY Mellon Investment Funds I. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers

(including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed	-	245,428,186	-	245,428,186
Collateralized Loan Obligations	-	13,519,329	-	13,519,329
Collateralized Municipal-Backed Securities	-	27,592,804	-	27,592,804
Commercial Mortgage-Backed	-	283,963,113	-	283,963,113
Corporate Bonds	-	857,455,573	-	857,455,573
Foreign Governmental	-	1,237,800,926	-	1,237,800,926
Investment Companies	101,648,657	-	-	101,648,657
U.S. Government Agencies Mortgage-Backed	-	423,124,124	-	423,124,124
U.S. Treasury Securities	-	126,414,868	-	126,414,868
Other Financial Instruments:
Futures††	3,549,963	-	-	3,549,963
Options Purchased	282,375	1,008,074	-	1,290,449
Forward Foreign Currency Exchange Contracts††	-	4,406,019	-	4,406,019
Swaps Agreements††	-	1,845,111	-	1,845,111
Liabilities ($)
Other Financial Instruments:
Futures††	(4,320,842)	-	-	(4,320,842)
Options Written	(278,187)	(446,597)	-	(724,784)
Forward Foreign Currency Exchange Contracts††	-	(18,997,430)	-	(18,997,430)
Swaps Agreements††	-	(1,849,201)	-	(1,849,201)

†  See Statement of Investments for additional detailed categorizations, if any.

††  Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $11,475 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,475,438, accumulated capital losses $24,337,039 and unrealized appreciation $69,464,645.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. The fund has $23,717,792 of short-term capital losses and $619,247 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $15,495,321 and $125,595,580, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an

NOTES TO FINANCIAL STATEMENTS (continued)

amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $182,800 during the period ended December 31, 2019.

During the period ended December 31, 2019, the Distributor retained $11,170 from commissions earned on sales of the fund’s Class A shares and $7,729 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2019, Class C shares were charged $453,285 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2019, Class A and Class C shares were charged $318,094 and $151,095, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested

NOTES TO FINANCIAL STATEMENTS (continued)

persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $45,030 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $243,783 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $1,097,272, administration fees of $2,294, Distribution Plan fees of $35,653, Shareholder Services Plan fees of $33,613, custodian fees of $118,173, Chief Compliance Officer fees of $3,261 and transfer agency fees of $7,118.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts, and swap agreements, during the period ended December 31, 2019, amounted to $4,967,764,155 and $5,054,937,839, respectively, of which $817,959,153 in purchases and $818,139,637 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or

NOTES TO FINANCIAL STATEMENTS (continued)

losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2019 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at December 31, 2019 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

NOTES TO FINANCIAL STATEMENTS (continued)

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default. Interest rate swaps open at December 31, 2019 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at December 31, 2019 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of

NOTES TO FINANCIAL STATEMENTS (continued)

any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	3,832,338	[1,2]	Interest rate risk	(6,448,230)	[1,3,4]
Foreign exchange risk	5,414,093	[2,5]	Foreign exchange risk	(19,444,027)	[4,5]
Credit risk	1,845,111	[3]	Credit risk	-
Gross fair value of derivative contracts	11,091,542			(25,892,257)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.

[3]Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap
Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[4]Outstanding options written, at value.
[5]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	23,393,788		(2,582,478)		-		(12,921,526)		7,889,784
Foreign exchange	-		(6,521,875)		29,561,525		-		23,039,650
Credit	-		-		-		(929,627)		(929,627)
Total	23,393,788		(9,104,353)		29,561,525		(13,851,153)		29,999,807

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(8,029,002)		72,776		-		3,310,526		(4,645,700)
Foreign exchange	-		3,867,853		3,637,872		-		7,505,725
Credit	-		-		-		1,744,284		1,744,284
Total	(8,029,002)		3,940,629		3,637,872		5,054,810		4,604,309

Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on options transactions.
[3]Net realized gain (loss) on forward foreign currency exchange contracts.
[4]Net realized gain (loss) on swap agreements.
[5]Net change in unrealized appreciation (depreciation) on futures.
[6]Net change in unrealized appreciation (depreciation) on options transactions.
[7]Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	3,549,963	(4,320,842)
Options	1,290,449	(724,784)
Forward contracts	4,406,019	(18,997,430)
Swaps	1,845,111	(1,849,201)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	11,091,542	(25,892,257)
Derivatives not subject to
Master Agreements	(5,677,449)	6,448,230
Total gross amount of assets
and liabilities subject to
Master Agreements	5,414,093	(19,444,027)

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2019:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	1,331,471		(123,490)	(669,000)		538,981
Citigroup	822,489		(822,489)	-		-
HSBC	768,769		(768,769)	-		-
J.P. Morgan Securities	198,982		(198,982)	-		-
Merrill Lynch, Pierce, Fenner & Smith	644,410		(644,410)	-		-
Morgan Stanley	1,306,852		(1,306,852)	-		-
UBS Securities	341,120		(341,120)	-		-
Total	5,414,093		(4,206,112)	(669,000)		538,981

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(123,490)		123,490	-		-
Citigroup	(2,138,432)		822,489	1,200,000		(115,943)
Goldman Sachs	(1,043,360)		-	885,000		(158,360)
HSBC	(4,742,967)		768,769	2,200,000		(1,774,198)
J.P. Morgan Securities	(3,947,055)		198,982	3,487,000		(261,073)
Merrill Lynch, Pierce, Fenner & Smith	(652,094)		644,410	-		(7,684)
Morgan Stanley	(4,157,332)		1,306,852	1,830,000		(1,020,480)
UBS Securities	(2,639,297)		341,120	1,630,000		(668,177)
Total	(19,444,027)		4,206,112	11,232,000		(4,005,915)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2019:

Average Market Value ($)
Interest rate futures	1,179,379,294
Interest rate options contracts	275,312
Foreign currency options contracts	2,115,114
Forward contracts	2,176,917,678

The following summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2019:

Average Notional Value ($)
Interest rate swap agreements	56,359,694
Credit default swap agreements	34,565,580

At December 31, 2019, the cost of investments for federal income tax purposes was $3,221,457,784; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $94,042,695, consisting of $114,865,510 gross unrealized appreciation and $20,822,815 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I (formerly, Dreyfus Investment Funds):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Fixed Income Fund (formerly, Dreyfus/Standish Global Fixed Income Fund) (the “Fund”), a series of BNY Mellon Investment Funds I (formerly, Dreyfus Investment Funds), including the statements of investments, futures, options written, forward foreign currency exchange contracts and swap agreements, as of December 31, 2019, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 27, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 47.60% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

Andrew J. Donohue (68)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Kenneth A. Himmel (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

BNY Mellon Global Fixed Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6940AR1219

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,310 in 2018 and $54,200 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,440 in 2018 and $5,530 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,000 in 2018 and $3,050 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $331,000 in 2018 and $463,000 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)